Exhibit 10.2
FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT (this “Amendment”), dated as of July 23, 2010, to that certain Credit Agreement dated as of October 30, 2009, by and among Trico Shipping AS, a limited company organized under the laws of Norway (the “Borrower”), Trico Marine Cayman, L.P., a limited partnership organized under the laws of the Cayman Islands (“Trico Cayman”), Trico Holdco LLC, a Delaware limited liability company and the general partner of Trico Cayman (“Trico Holdco”), Trico Supply AS, a limited company organized under the laws of Norway (“Holdings” and, together with Trico Cayman and Trico Holdco, the “Holdco Guarantors”), Trico Marine Services, Inc. (the “Parent”), and certain direct and indirect subsidiaries of Trico Shipping AS (the “Subsidiary Guarantors”), the lenders party thereto from time to time (the “Lenders”), and Nordea Bank Finland plc, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), (as such agreement has been amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement dated as of June 21, 2010, and that certain Third Amendment to Credit Agreement and Forbearance Agreement dated as of June 29, 2010, the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.
R E C I T A L S
WHEREAS, the parties hereto desire to make certain amendments to certain provisions of the Credit Agreement as specified herein, pursuant to and in accordance with Section 14.12 of the Credit Agreement;
WHEREAS, the Lenders party hereto constitute the Required Revolving Lenders and the Required Term Lenders under the Credit Agreement; and
NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. AMENDMENT.
Section 9.11(d) of the Credit Agreement is hereby amended to delete the last “.” therein and to replace it with a “;” and to add the following language immediately after such “;”:
“provided, however, if the grant of a security interest in any assets of Holdings or its Subsidiaries that would have otherwise been required to have been granted under the Senior Notes Indenture as in effect on the Third Amendment Effective Date ceases to be required thereunder for any reason, including, without limitation, because the Senior Notes Indenture is amended, restated, supplemented or otherwise modified, Holdings and its Subsidiaries will still be obligated (and each of Holdings and Borrower hereby agree that it will and will cause each of its Subsidiaries) to grant a security interest securing the Obligations in any such assets, with at least the same priority as would have otherwise been required pursuant to the Senior Notes Indenture as in effect on the Third Amendment Effective Date.”

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.
Except as specifically amended hereby, all provisions of the Credit Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Credit Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Credit Agreement shall be deemed to mean the Credit Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as expressly set forth herein.
SECTION 3. REPRESENTATIONS.
The Borrower, the Parent, each of the Holdco Guarantors and each of the Subsidiary Guarantors represents and warrants as of the date of this Amendment as follows:
(i) it is duly incorporated or organized, validly existing and in good standing (if applicable) under the laws of its jurisdiction of incorporation or organization;
(ii) the execution, delivery and performance by it of this Amendment and the Credit Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any applicable law;
(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Credit Agreement as amended hereby by or against it;
(iv) this Amendment has been duly executed and delivered by it;
(v) each of this Amendment and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and
(vi) no Default or Event of Default has occurred and is continuing.
SECTION 4. LEGAL FEES.
The Borrower covenants and agrees to pay in full, to the extent invoiced, on or prior to the date of the execution of this Amendment, all reasonable legal fees of Latham & Watkins LLP and White & Case LLP, as counsel to certain Lenders, incurred in connection with the execution of this Amendment.

SECTION 5. CONDITIONS TO EFFECTIVENESS.
The effectiveness of this Amendment is conditioned upon delivery of duly executed signature pages by all parties hereto to the Administrative Agent.
SECTION 6. GENERAL RELEASE.
In consideration of, among other things, the execution and delivery of this Amendment by the Administrative Agent and the Lenders, and the accommodations to the Borrower and the other Credit Parties set forth herein, each of the Parent, the Borrower and the other Credit Parties, on behalf of itself and its successors and assigns (collectively, the “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law, and hereby agrees to hold each Releasee (as defined below) harmless from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the “Claims”), that any Releasor now has, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Administrative Agent and the Lenders in any capacity and their respective affiliates, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, consultants, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof. The execution by the Parent, the Borrower and the other Credit Parties hereof shall constitute a ratification, adoption, and confirmation by the Parent, the Borrower and the other Credit Parties of the foregoing general releases of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date hereof. In entering into this Amendment, the Parent, the Borrower and the other Credit Parties have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination of the Credit Agreement (as amended hereby) and the other Credit Documents and payment in full of the Obligations.
SECTION 7. MISCELLANEOUS.
(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c) This Amendment may not be amended or otherwise modified except as provided in the Credit Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(f) The Credit Agreement as amended by this Amendment represents the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

TRICO MARINE CAYMAN, L.P. By: Trico Holdco LLC, General Partner By: Trico Marine Services, Inc., its Sole Member
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	President

TRICO HOLDCO LLC By: Trico Marine Services, Inc., its Sole Member
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	President

TRICO SUPPLY AS
By:	/s/ Rishi Varma
	Name: Title:	Rishi Varma Chairman
[Signature Page to Fourth Amendment to Credit Agreement]

DEEPOCEAN SHIPPING III AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

DEEPOCEAN SHIPPING II AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

DEEPOCEAN SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director

ALBYN MARINE LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director

CTC MARINE PROJECTS LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director
[Signature Page to Fourth Amendment to Credit Agreement]

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazar
	Title:	Manager

DEEPOCEAN MARITIME AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

DEEPOCEAN MANAGEMENT AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Manager

CTC MARINE NORWAY AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Director

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director
[Signature Page to Fourth Amendment to Credit Agreement]

DEEPOCEAN BV
By:	/s/ Mads Ragnar Bårsden
	Name:	Mads Ragnar Bårsden
	Title:	Director

DEEPOCEAN UK LTD.
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Manager

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Manager

TRICO SUBSEA AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

TRICO SUBSEA HOLDING AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	President & Chief Operating Officer
[Signature Page to Fourth Amendment to Credit Agreement]

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Lender and as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	First Vice President
[Signature Page to Fourth Amendment to Credit Agreement]

UNICREDIT BANK AG (f/k/a BAYERISCHE HYPO- UND VEREINSBANK), as Lender
By:	/s/ Dr. Höpfner
	Name:	Dr. Höpfner
	Title:	Vice President

By:	/s/ Stephan Somitsch
	Name:	Stephan Somitsch
	Title:	Vice President
[Signature Page to Fourth Amendment to Credit Agreement]

SPECIAL VALUE CONTINUATION PARTNERS, LP, as Lender TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as Lender TENNENBAUM DIP OPPORTUNITY FUND, LLC, as Lender

By:	Tennenbaum Capital Partners, LLC, Investment Manager of each of the above companies

By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner
[Signature Page to Fourth Amendment to Credit Agreement]